Exhibit 10.45

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Secondary Access Road, DMPA-1 Scope and Use, Credit for Material Disposal, Power Pole Relocation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00021 DATE OF CHANGE ORDER: June 29, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will engineer and construct a secondary access road to provide an alternative access point to the Site as well as access to the spoils disposal area near Hwy 361. The location of the secondary access road is depicted in Exhibit A of this Change Order.

2.	Per Article 6.1.B of the Agreement, Parties agree Contractor will not be required to fill DMPA-1 with its excavation spoils. Instead, Contractor will utilize the borrow pit to dispose of material on Site. Owner is credited for this change from original scope.

3.	Per Article 6.1.B of the Agreement, Parties agree that erosion control measures will be implemented on the northern portion of the Berryman tract where Contractor may place topsoil. This is depicted in Exhibit B of this Change Order.

4.	Per Article 6.1.B of the Agreement, Parties agree Contractor will credit Owner for the relocation of five (5) utility power poles in the ISBL near the tool and lunch area. These poles are depicted in Exhibit C of this Change Order.

5.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit D.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit E of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00020)		$555,631,457
The Contract Price prior to this Change Order was		$7,636,461,457
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,639,459,312

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00020)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00020)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was		$950,561,351
Net change by previously authorized Change Orders (0001-00020)		$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was		$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of		$0
The new Aggregate Provisional Sum including this Change Order will be		$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): Project Schedule impact undetermined.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit E of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner.~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor            Owner

Contractor specifically reserves its right to maintain a claim for delays, disruptions, and productivity impacts arising out of the DMPA-1 scope change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
January 3, 2017	June 29, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Differing Soil Conditions and Bed 24 Over-Excavation Due to Differing Soil Conditions

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: June 29, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for costs incurred during performance of the Work while encountering differing soil conditions in Train 1, the Temporary Facilities area, La Quinta ditch, and Bed 24 near Train 2 and the Tanks area. A summary of conditions encountered and the remediation required is shown in Exhibit A of this Change Order. Contractor also performed additional Work in Bed 24 due to differing soil conditions including additional over-excavation, backfill, and disposal of excavated material needed to bring the soil in Bed 24 to specification. The quantity basis and excavation area are shown in Exhibit B.

2.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit C.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00022)		$560,582,919
The Contract Price prior to this Change Order was		$7,641,412,919
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change
Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,654,271,192

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00022)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00022)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00022)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): ): Project Schedule impact undetermined.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:            Contractor            Owner

Contractor specifically reserves its right to maintain a claim for delays, disruptions, and productivity impacts arising out of the differing soil conditions scope change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
January 3, 2017	June 29, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Priority 6 Roads Differing Soil Conditions and 102-J01 Over-Excavation due to Differing Soil Conditions

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00025 DATE OF CHANGE ORDER: August 23, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for costs incurred during performance of the Work while encountering differing soil conditions in the Priority 6 Marine Area. Key areas impacted include sections of Mathis Rd., Taft Rd., Coleman Rd., and South Houston Heavy Haul Rd. These sections are shown in Exhibit A of this Change Order.

2.	Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for costs incurred during performance of the Work while encountering differing soil conditions in the 102-J01 (refrigerant storage area). Impacts include additional soil testing, remediation, and disposal of excavated material. These sections are shown in Exhibit B of this Change Order.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit C.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00024)		$573,803,299
The Contract Price prior to this Change Order was		$7,654,633,299
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change
Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,658,182,514

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00024)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00024)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00024)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): Project Schedule impact undetermined.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:            Contractor            Owner

Contractor specifically reserves its right to maintain a claim for delays, disruptions, and productivity impacts arising out of the differing soil conditions scope change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
January 3, 2017	August 23, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Lines Traversing Laydown Area Access Road and Underground Utilities for Temporary Facilities

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00027 DATE OF CHANGE ORDER: September 26, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Underground pipelines, electrical power lines, and communication lines were discovered along La Quinta ditch at the four access roads to the Port of Corpus Christi Authority (POCCA) not previously identified to Contractor. The utilities owners require a minimum soil depth in order to protect the underground utilities. Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for the following impacts which are depicted in Exhibit A of this Change Order:

a.	Additional costs for offsite storage

b.	Design changes to provide sufficient cover for the underground facilities

c.	Preparation of additional temporary laydown areas

d.	Double-handling of material due to lack of access to laydown areas

e.	Time Warner fiber optic line re-route, including new 8’ x 10’ IT telecoms conex

f.	Additional resources required to access laydown areas through longer route

2.	Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for the costs associated with installing utility lines at road crossing on POCCA property. Contractor will adhere to POCCA’s requirement that all utility lines be placed underground. The locations of the installations are shown in Exhibit B of this Change Order.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit C.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit D of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00026)		$577,197,378
The Contract Price prior to this Change Order was		$7,658,027,378
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,661,205,680

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00026)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00026)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was		$950,561,351
Net change by previously authorized Change Orders (0001-00026)		$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was		$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of		$0
The new Aggregate Provisional Sum including this Change Order will be		$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:              Contractor              Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
January 3, 2017	September 27, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Integrated Security System

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: Feb. 3, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree to implement changes to the integrated security system.

2.	The scope of this Change Order is as detailed in Exhibit A.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed on Trend no. S1-1169 (dated 09 Sep 2016)

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order. In addition to the adjustments associated with the integrated security system change, three other milestone payments have been adjusted. These other milestone payments do not modify the overall total amounts of Attachment C, they are a redistribution of funds due to previous changes.

Milestone No. ALS 20.2, is hereby amended by

Delete the description “Marine Subcontractor completes dredging for Construction Dock” and replace with “Start setting Methane Compressor for Subproject 1”    Delete the milestone achievement criteria of “Verified by Progress Report or InfoWorks Report” and replace with “Progress report or equivalent showing start of construction process”

Milestone No. ALS 20.4c06, is hereby amended by

Delete the description “Marine Subcontractor completes dredging for Construction Dock” and replace with “Start setting Methane Compressor for Subproject 1”    Delete the milestone achievement criteria of “Verified by Progress Report or InfoWorks Report” and replace with “Progress report or equivalent showing start of construction process”

Milestone No. ALS 39.1, is hereby amended by

Delete the description “50% complete structural concrete for LNG Train 3” and replace with “Complete structural concrete for Subproject 1”    Delete the milestone achievement criteria of “Progress report or equivalent showing 50% complete of construction process” and replace with “Progress report or equivalent showing 90% complete of construction process”

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00031)		$677,344,990
The Contract Price prior to this Change Order was		$7,758,174,990
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,763,233,452

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00031)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00031)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was		$950,561,351
Net change by previously authorized Change Orders (0001-00031)		$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was		$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of		$0
The new Aggregate Provisional Sum including this Change Order will be		$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:            Contractor            Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
Senior VP LNG E+C	SVP
Title	Title
February 22, 2017	February 3, 2017
Date of Signing	Date of Signing